UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of report (earliest event reported): June 13, 2011

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16017 (Commission file number)	98-0223493 (I.R.S. Employer Identification No.)

22 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)

On June 13, 2011, the Board of Directors of the Registrant approved a Code of Business Conduct and Ethics for Directors, Officers and Employees (the “Code”) to replace the Registrant’s existing Code of Business Practices for Principal Executive, Financial and Accounting Officers and Code of Business Conduct for Directors, Officers and Employees.  The revisions in the Code include additional detail on conflicts of interest, confidential information and applicable anti-bribery and competition laws.  In addition, certain administrative and non-substantive revisions were effected by the Code. The Code is published on the Registrant’s website (www.orient-express.com) and is being filed as Exhibit 14 to this report.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit
14	Code of Business Conduct and Ethics for Directors, Officers and Employees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

Date:	June 14, 2011	By:	/s/ Edwin S. Hetherington
Edwin S. Hetherington
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
14	Code of Business Conduct and Ethics for Directors, Officers and Employees.